UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

SUNWORKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of the stockholders of Sunworks, Inc. The meeting will be held on Wednesday, August 26, 2020 at 9:00 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, CA 95678.

The principal business of the meeting will be (i) to elect five (5) directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) to ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2020; (iii) to approve an amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock to 50,000,000; and (iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is June 30, 2020. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to vote by proxy by following the instructions contained in the proxy statement. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

By Order of the Board of Directors

/s/ Charles F. Cargile
Charles F. Cargile
Chairman

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, August 26, 2020

To the Stockholders of Sunworks, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunworks, Inc., a Delaware corporation (the “Company”, “we”, “our”, or “us”) will be held at 9:00 a.m. (local time) on Wednesday, August 26, 2020, or such later date or dates as such Annual Meeting may be adjourned, at 1030 Winding Creek Road, Suite 100, Roseville, CA 95678, for the purpose of considering and taking action on the following proposals:

1.	To elect five (5) directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KMJ Corbin & Company LLP as our independent public accounting firm for the fiscal year ending December 31, 2020;

3.	To approve an amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock to 50,000,000; and

4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our Board of Directors (the “Board”) has fixed the close of business on June 30, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Roseville, California for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic proxy card for the meeting and our 2019 Annual Report to Stockholders, which is our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 10-K”)) to stockholders via the Internet. On or about July 8, 2020, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2019 10-K and how to vote. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Roseville, California
Dated: July 8, 2020

By Order of the Board of Directors

/s/ Charles F. Cargile
Charles F. Cargile
Chairman

Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

PROXY STATEMENT

FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sunworks, Inc. (“Sunworks”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on Wednesday, August 26, 2020 at 9:00 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, CA 95678 (the “Annual Meeting”).

In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 10-K”), including financial statements, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials will first be available on the Internet on or about July 8, 2020. We will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about July 8, 2020 to our stockholders of record and beneficial owners as of June 30, 2020, the record date for the meeting. This proxy statement and the Notice contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on June 30, 2020. As of June 30, 2020, there were 16,628,992 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on.

Pursuant to our bylaws, the vote of: (i) a plurality of the shares of common stock present in person or by proxy and entitled to vote will be required to elect directors; (ii) a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2020 and (iii) a majority of shares of common stock outstanding will be required to effect the amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock to 50,000,000. With respect to these votes see “How many votes are needed to approve each Proposal?”

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the Board. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the proxy. If you vote by telephone or via the Internet, you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope if you have requested a hard copy (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with our Secretary a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to solicitation by mail, proxies may be solicited by the directors, officers and our regular employees (who will receive no additional compensation therefor) by means of personal interview, telephone or by other means of communication. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, we will reimburse such holders for their charges and expenses.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive these proxy materials?

We are providing this Proxy Statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending the Notice, which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about July 8, 2020 we will mail the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and the 2019 10-K, each of which are available at http://www.cstproxy.com/sunworksusa/2020. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2019 10-K, are available for viewing, printing, and downloading at http://www.cstproxy.com/sunworksusa/2020. Our 2019 10-K is also available under the Company—Investor Relations—Annual Reports section of our website at ir.sunworksusa.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on http://www.cstproxy.com/sunworksusa/2020 at least until the conclusion of the meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 30, 2020, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On June 30, 2020, there were 16,628,992 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on June 30, 2020, your shares of Sunworks, Inc. common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 30, 2020, your shares of Sunworks, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What proposals am I voting on?

There are three matters scheduled for a vote at the Annual Meeting: (i) to elect five (5) directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) to ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2020; and (iii) to approve an amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock to 50,000,000.

The Board does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 30, 2020.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, date and sign the proxy card and return it promptly in the envelope provided if you have requested a hard copy. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote through the Internet, go to http://www.cstproxy.com/sunworksusa/2020 and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the control number from the proxy card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on August 25, 2020. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

●	To vote by phone, call 1-800-454-8683, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Notice or, if you requested to receive printed proxy materials, the proxy card that was mailed to you. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on August 25, 2020. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How can I vote my shares?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any of the other Proposals.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

For Proposal 1, an abstention will have no effect on the election of directors. For Proposals 2 and 3, if you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors; however, it will have discretionary authority to vote on the proposal relating to the ratification of the selection of KMJ Corbin & Company LLP as our independent public accounting firm as well as the proposal relating to an amendment to our certificate of incorporation. As a result, if you do not vote your street name shares, your broker has the authority, subject to NYSE guidance, to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm) and Proposal 3 (the approval of an amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock).

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “discretionary” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.” Proposal 1 (election of directors) is considered a “non-discretionary” matter. Proposal 2 (the ratification of the selection of the accounting firm) and Proposal 3 (the approval of an amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock) are considered “discretionary” matters.

How many votes are needed to approve each Proposal?

Proposal 1: To elect five (5) directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected. You may vote “FOR” all of the nominees, “WITHHOLD” your vote from all of the nominees or “WITHHOLD” your vote from any one of the nominees. Withheld votes, abstentions and broker non-votes will have no effect on the result of the vote on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote.

Proposal 2: To ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2020.

To be approved, the ratification of the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for our 2020 fiscal year must receive “FOR” votes from the holders of a majority of shares of common stock present in person or by proxy and entitled to vote. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. This is considered a routine matter pursuant to applicable rules. A bank, broker or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal.

Proposal 3: To approve an amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock to 50,000,000.

The approval of an amendment to our certificate of incorporation to reduce the amount of shares of authorized common stock to 50,000,000 requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. This is considered a routine matter pursuant to applicable rules. A bank, broker or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date;

●	You may vote again by Internet or telephone at a later time (prior to the deadline for Internet or telephone voting);

●	You may send a written notice that you are revoking your proxy to: Corporate Secretary, Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville CA 95678; or

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote. Your most current Internet proxy, telephone proxy or proxy card will be the one that is counted at the Annual Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, or vote your shares via the Internet or by telephone for each proxy card you received to ensure that all your shares are voted.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for the 2021 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) must be submitted in writing to our Corporate Secretary at 1030 Winding Creek Road, Suite 100, Roseville CA 95678, and received not later than April 30, 2021 to be includable in our proxy statement and related proxy for the 2021 Annual Meeting. However, if the date of the 2021 Annual Meeting is changed by more than 30 days from this year’s meeting then the deadline is a reasonable time before we begin to print and send its proxy materials.

A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you are submitting a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before we begin to print and send our proxy materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 16,628,992 shares of common stock outstanding as of the Record Date, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 30, 2020 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Shares Beneficially Owned(3)
Paul McDonnel(4)	7,400	0.0%
Charles Cargile(5)	105,472	0.6%
Rhone Resch(6)	13,632	0.1%
Daniel Gross(7)	8,269	0.1%
Stanley Speer(8)	7,995	0.0%
Judith Hall(9)	1,786	0.0%
All officers and directors as a group (6 persons)	144,554	0.9%

(1) The address for our officers and directors is c/o of the Company, 1030 Winding Creek Road, Suite 100, Roseville, California 95678.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(3) Percentage based on 16,628,992 shares of common stock issued and outstanding at June 30, 2020.

(4) Includes (a) 2,218 shares of common stock, (b) 5,182 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of June 30, 2020.

(5) Includes (a) 84,158 shares of common stock, (b) 21,314 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of June 30, 2020.

(6) Includes (a) no shares of common stock, (b) 13,632 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of June 30, 2020.

(7) Includes (a) no shares of common stock, (b) 8,269 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of June 30, 2020.

(8) Includes (a) no shares of common stock, (b) 7,995 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of June 30, 2020.

(9) Includes (a) no shares of common stock, (b) 1,786 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of June 30, 2020.

PROPOSAL 1:

TO ELECT FIVE (5) DIRECTORS TO SERVE UNTIL THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

At the Annual Meeting, five (5) persons, comprising the entire membership of the Board, are to be elected. Each elected director will serve until our next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until our next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning our nominees for election to the Board is set forth below. Except as indicated below, none of our directors is a director of any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age
Charles Cargile	55
Daniel Gross	50
Rhone Resch	53
Judith Hall	62
Stanley Speer	59

Background of Nominees

Charles Cargile has served as Chief Executive Officer since April 2017, a director of the Company since September 2016, and as Chairman of the Board since January 2020. From July 2016 until September 2016, Mr. Cargile served as an Executive Advisor to MKS Instruments which acquired Newport Corporation (“Newport”) in April 2016. Prior to that, since 2000, Mr. Cargile served as the Chief Financial Officer for Newport. Prior to joining Newport, Mr. Cargile served in various capacities at York International Corporation (now a division of Johnson Controls, Inc.) since 1998 including Vice President, Finance and Corporate Development and Corporate Controller and Chief Accounting Officer. From 1992 to 1998 Mr. Cargile served at Flowserve Corporation, most recently as Corporate Controller and Chief Accounting Officer from 1995 to 1998. Mr. Cargile currently serves on the board of directors of Photon Control, a company engaged in the design and manufacture of optical sensors. Photon Control is publicly traded on the Toronto Exchange (TEX: Pho.to). Mr. Cargile holds a Bachelor of Science degree in Accounting from Oklahoma State University and a Master’s degree in Business Administration from the Marshall School of Business at the University of Southern California.

Mr. Cargile is qualified to serve on the Board because of his experience serving on public company board of directors and his extensive financial background including strategic development, capital structures, operational management and financial processes and controls.

Daniel Gross has served as a director of the Company since March 2018. Since 2015, Mr. Gross has served as an Adjunct Professor at Columbia University and since 2016 as a Lecturer at Yale University. Mr. Gross previously served as a Managing Director of Pegasus Capital Advisors from 2015 through 2016 and a Managing Director of Oaktree Capital Management from 2013 through 2015. Mr. Gross was one of the founding Partners of Hudson Clean Energy (“Hudson”), a private equity firm with over $1 billion in assets under management. Prior to Hudson, Mr. Gross worked in the U.S. alternative energy investment group at Goldman Sachs as well as GE Capital’s Energy Financial Services unit, where he founded the renewable energy investment business. Mr. Gross is a Fulbright Scholar and holds a Master’s degree in Environmental Management, Master’s in Business Administration and Bachelor of Arts Degree (Phi Beta Kappa) from Yale University.

Mr. Gross is qualified to serve on the Board due to his substantial background in both the financial and renewable energy industries.

Rhone Resch has served as a director of the Company since November 2016. In 2016, Mr. Resch founded and serves as Chief Executive Officer of the Advanced Energy Advisors, a strategic solar energy advisory firm. He is also founder of Solarlytics, a high efficiency stealth technology company. Previously, Mr. Resch served as the President and Chief Executive Officer of Solar Energy Industries Association from 2004 until 2016. From 1998 until 2004, he served as the Senior Vice President of Natural Gas Supply Association, and from 1994 until 1998 he served as the Program Manager of the United States Environmental Protection Agency – Office of Air and Radiation. From 1992 until 1994 Mr. Resch served as a Senior Analyst at Project Performance Corporation. Mr. Resch received a Bachelor of Arts, English/Natural Resources from the University of Michigan, a Master of Environmental Science from State University of New York and a Master of Public Administration, Management from Syracuse University.

Mr. Resch is qualified to serve on the Board because of his industry expertise and corporate leadership experience.

Judith Hall has served as a director of the Company since October 2019. Prior to joining the Company, Ms. Hall served as Chief Legal Officer and General Counsel of Recurrent Energy, LLC, one of North America’s largest utility-scale solar developers. Prior to Recurrent Energy, LLC, Ms. Hall served as Associate General Counsel of Babock & Brown LP, a global investment and advisory firm. From 1997 to 2000, Ms. Hall served as an associate attorney with Pillsbury Winthrop Shaw Pittman LLP. Ms. Hall received her undergraduate degree in mechanical engineering from University of California Berkeley. She received her Juris Doctor from University of California Hastings and her Master of Laws from University of California Berkeley.

Ms. Hall is qualified to serve on the Board because of her industry experience and legal expertise.

Stanley Speer has served as a director of the Company since May 2018. Mr. Speer is the principal of Speer and Associates, LLC since 2012, a consulting firm he founded to provide practical operational, financial and strategic financial solutions to public and private businesses. Previously, Mr. Speer was a Managing Director with Alvarez & Marsal (“A&M”) in Los Angeles, specializing in advising and assisting boards of directors, investment groups, management groups and lenders in a wide range of turnaround, restructuring and reorganization situations. Prior to joining A&M, Mr. Speer spent ten years as Chief Financial Officer for Cadiz, Inc., a publicly held real estate and water resource management company, and its subsidiary Sun World International, a fully integrated agriculture company. Prior to Cadiz, Mr. Speer was a partner with Coopers & Lybrand (now PricewaterhouseCoopers), where he spent 14 years in the Los Angeles office specializing in business reorganizations and mergers and acquisitions. Mr. Speer earned his bachelor’s degree in business administration from the University of Southern California.

Mr. Speer is qualified to serve on the Board due to his financial and accounting expertise and his many years of experience advising public and private companies.

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

Information Regarding the Board and its Committees

Board Independence

The Board presently consists of five members. The Board has determined that each of Messrs. Resch, Speer and Gross, as well as Ms. Hall, are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 5606 of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Board Committees

The Board has an Audit Committee, Corporate Governance/Nominating Committee and a Compensation Committee.

Audit Committee. The Board has a standing Audit Committee, consisting of Messrs. Speer (Chairman of the Audit Committee), Gross, and Resch. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee charter is available on our website (ir.sunworksusa.com). The Audit Committee held six meetings during the fiscal year ended December 31, 2019.

The Audit Committee’s responsibilities include (1) the integrity of our financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of our internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of our internal controls; (5) our compliance with legal and regulatory requirements; and (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in our business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Board has determined that Mr. Speer is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board has a standing Corporate Governance/Nominating Committee. The Governance/Nominating Committee consists of Ms. Hall (Chair of the Corporate Governance/Nominating Committee), and Messrs. Gross and Speer. The Governance and Nominating Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The corporate governance/nominating committee charter is available on our website (ir.sunworksusa.com). The Corporate Governance/Nominating Committee held one meeting during the fiscal year ended December 31, 2019.

The Corporate Governance/Nominating Committee has been established by the Board in order, among other things to: (1) develop and recommend to the Board our Corporate Governance Guidelines and oversee compliance therewith; (2) assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; (3) assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board membership, such as independence, term limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates’ qualifications for nominations to the Board and its committees, as well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders but adheres to our bylaw provisions and SEC rules relating to proposals by stockholders. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by the Board members, management or other parties are evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

The Corporate Governance/Nominating Committee of the Board is responsible for identifying and selecting qualified candidates for election to the Board prior to each annual meeting of our stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board.

The Corporate Governance/Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to us and our stockholders. Candidates whose evaluations are favorable are recommended by our Corporate Governance/Nominating Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at our annual meetings.

The Board has determined that all the members of the Corporate Governance/Nominating Committee are “independent” under Rule 5606 of the Marketplace Rules of the Nasdaq Stock Market, Inc..

Compensation Committee. The Board has a standing Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by Rule 5606 of the Marketplace Rules of the Nasdaq Stock Market, Inc.. None of the members of the Compensation Committee during the fiscal year ended December 31, 2019 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Mr. Resch (Chair) and Ms. Hall. The compensation committee charter is available on our website (ir.sunworksusa.com). The Compensation Committee held two meetings during the fiscal year ended December 31, 2019.

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Committee has overall responsibility for evaluating our compensation and benefit plans, policies and programs and ensuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

Because our principal executive office is located in California, we must comply with recently enacted Section 301.3 of the California Corporations Code which provides that a publicly held corporation, as defined in Section 301.3, that has its principal executive offices in California must have had at least one female director by the close of 2019, and may be required to have as many as three female directors by the close of 2021, depending on the authorized number of directors. Failure to comply with Section 301.3 can lead to the imposition of fines. In 2019, Ms. Judith Hall joined us on our Board. We value not only the diversity of experience the professionals we hire bring to our Board room, but also the enriched cognitive diversity they bring to our collective approach to problem solving. We are proud that one-fourth of our independent Board is comprised of a woman director. Our Board and our Compensation Committee intend to cause us to continue to comply with Section 301.3 by adding qualified women to our Board.

The Board has determined that all the members of the Compensation Committee are “independent” under Rule 5606 of the Marketplace Rules of the Nasdaq Stock Market, Inc..

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or compensation committee. No interlocking relationship exists between any member of the Board and any member of the compensation committee (or other committee performing equivalent functions) of any other company.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to applicable SEC rules.

Director Meeting and Attendance

During 2019, the Board held sixteen meetings, and also took certain actions by unanimous written consent. No Board member attended fewer than 75% of the total Board meetings or of meetings held by all committees on which he or she served during 2019.

Code of Conduct and Ethics

We have adopted a code of conduct that applies to all our directors, officers and employees. The text of the code of conduct has been posted on our internet website and can be viewed at ir.sunworksusa.com. Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the audit committee and, in the case of a waiver for members of the audit committee, by the Board. Any such waivers will be promptly disclosed to our stockholders.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

The Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our bylaws and governance principles provide the Board with the flexibility to combine or separate the positions of Chairman and Chief Executive Officer. The Board believes that it is in the best interest of the Company and its stockholders for the Board to make a determination on whether to separate or combine the roles of Chairman and Chief Executive Officer based upon our circumstances at any particular point in time. Historically, our Board has chosen to separate the roles of Chief Executive Officer and Chairman of the Board. However, currently, Charles Cargile serves as both our Chairman and Chief Executive Officer. The Board believes this leadership is optimal for the Company currently, as it provides us with a Chief Executive Officer and Chairman with a long history of service and who is, therefore, deeply familiar with our history and operations.

While management is responsible for managing the day-to-day issues we face, the Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of our business and the implementation of our strategic plan, including our risk mitigation efforts.

Each of the Board’s committees also oversees the management of our risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees our compliance policies, code of conduct and ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner, the Board can coordinate its risk oversight.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board or any relevant director by addressing communications to:

Sunworks, Inc.
c/o Corporate Secretary
1030 Winding Creek Road, Suite 100
Roseville, CA 95678

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do expect that each of our directors will attend the Annual Meeting.

Transactions with Related Persons

The following is a description of transactions since January 1, 2018 to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest:

In April 2018, we entered into a Loan Agreement with CrowdOut Capital, Inc., pursuant to which we issued an aggregate of $3.75 million in promissory notes, of which $3 million are Senior Notes and $750,000 are Subordinated Notes. The Subordinated Notes were funded by our Chief Executive Officer, Charles Cargile, and our President of Commercial Operations, Kirk Short. The Loan Agreement provided for the appointment of Joshua Schechter to our Board and the right of CrowdOut Capital, Inc. to at any time designate a replacement for Mr. Schechter. In June 2019, we entered into the First Amendment to the Loan Agreement, extending the maturity date to January 31, 2021. On January 28, 2020 we entered into a Second Amendment to the Loan Agreement (the “Loan Amendment”), pursuant to which the Loan Agreement was amended to permit the partial prepayment of $1.5 million without prepayment fees. The Loan Amendment also provides that, unless an event of default occurs under the Loan Agreement, CrowdOut Capital, Inc. will no longer have the right to designate a member to our Board.

On January 27, 2020, our Board received written notice from Joshua Schechter of his resignation as director and Chairman of our Board, effective immediately.

Effective with the Loan Amendment, our Board appointed Charles Cargile as Chairman to fill the vacancy resulting from Mr. Schechter’s resignation. On January 29, 2020, we paid CrowdOut Capital, Inc. $1.5 million as a prepayment of the $3 million Senior Note.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

The Company’s stockholders are being asked to ratify the Board’s appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for fiscal year ending December 31, 2020. KMJ Corbin & Company LLP has provided services in connection with the audit of our financial statements since June 2020.

The Company’s organizational documents do not require that the stockholders ratify the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm, and stockholder ratification is not binding on the Company, the Board or the Audit Committee. We request such ratification, however, as a matter of good corporate practice. Our Board, including our Audit Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the ratification of the selection of KMJ Corbin & Company LLP as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns, although the Audit Committee, in its discretion, may still retain KMJ Corbin & Company LLP. In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of our independent registered public accounting firm.

A representative of KMJ Corbin & Company LLP is not expected to be present in person but will attend telephonically at the 2020 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

2020 Change in Auditor

As reported on our Current Report on Form 8-K filed on June 3, 2020 (the “Change in Auditor 8-K”), our Board approved the dismissal of Ligett & Webb, PA (“L&W”) as our independent registered public accounting firm and engaged KMJ Corbin & Company LLP to serve in this role for the fiscal year ending December 31, 2020, effective June 1, 2020.

We notified L&W of its dismissal in June 1, 2020. The reports of L&W on our financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2018 and December 31, 2019 and the subsequent interim period through June 1, 2020, (i) there were no disagreements with L&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of L&W, would have caused L&W to make reference to the subject matter of the disagreement in their reports on our financial statements and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended). We provided L&W with a copy of the foregoing disclosures and requested that L&W furnish a letter addressed to the SEC stating whether it agreed with the above disclosures. A copy of L&W’s letter dated June 3, 2020 to the SEC was filed as Exhibit 16.1 to the Change in Auditor 8-K.

During our two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period from January 1, 2020 through June 1, 2020, neither we nor anyone on the Company’s behalf consulted KMJ Corbin & Company LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to us that KMJ Corbin & Company LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financials reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by L&W for the audit of our annual financial statements and review of financial statements included in our Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2019 and 2018 were $147,500 and $162,700, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by L&W that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the item titled “Audit Fees” for the fiscal years ending December 31, 2019 and 2018 were $17,500, and $2,500, respectively. Audit related fees primarily include fees due for consent letters.

Tax Fees

The aggregate fees billed for professional services rendered by L&W for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2019 and 2018 were $15,000 and $15,000, respectively.

All Other Fees

There were no other fees provided by L&W, other than the services reported above, for the fiscal years ending December 31, 2019 and 2018.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The Audit Committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2020.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Sunworks, Inc. (the “Company”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at ir.sunworksusa.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, but management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed and discussed with Ligett & Webb, PA, which was responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Auditing Standard No. 1301, “Communication with Audit Committees” of the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with Ligett & Webb, PA, its independence from management and the Company, has received from Ligett & Webb, PA the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence,” and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee has met with Ligett & Webb, PA to discuss the overall scope of its services, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Ligett & Webb, PA, as the Company’s independent registered public accounting firm during fiscal year 2019, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with Ligett & Webb, PA were held with and without management present. Members of the Audit Committee are not employed by the Company, nor does the Audit Committee provide any expert assurance or professional certification regarding the Company’s financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,
AUDIT COMMITTEE
Stanley Speer (Chairman)
Daniel Gross
Rhone Resch

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE OFFICERS

The following persons are our named executive officers (the “Named Executive Officers”) and hold the offices set forth opposite their names.

Name	Age	Position
Charles Cargile	55	Chief Executive Officer
Paul C. McDonnel	64	Interim Chief Financial Officer, Treasurer
Philip Radmilovic	37	Former Chief Financial Officer

The biography of Charles Cargile is contained in the information disclosures relating to our nominees for director.

Paul C. McDonnel joined the Company in September 2016 as its Chief Financial Officer and transitioned to Treasurer in May 2018. In February 2019, Mr. McDonnel was named the Interim Chief Financial Officer. Prior to joining the Company, Mr. McDonnel has served as the President of Vulcan Precision Linings since 2010. From 2009 until 2010 Mr. McDonnel served as the Chief Operating Officer of Franklin Covey Products, LLC. From 2006 until 2009 he served as the Corporate Controller & Chief Financial Officer of Arrowhead Research Corp., (NASDAQ: ARWR). From 2003 until 2005 Mr. McDonnel served as the Chief Executive Officer of Quality Imaging Products, and from 1999 until 2003 he served as the Chief Financial Officer and Senior Manager-Operations of Recall Secure Destruction Services. From 1994 to 1998 Mr. McDonnel served as the VP of Operations and Chief Operating Officer of Reid Plastics, Inc. (“Reid”). From 1990 until 1994 he served as Reid’s Chief Financial Officer. From 1987 to 1990 Mr. McDonnel served as the Vice President of Finance of Trojan Enterprises. From 1982 until 1987 he served in the audit practice of the Small Business Division of the Los Angeles office of Arthur Andersen & Co. Mr. McDonnel received both a Master of Arts - Management Accounting and Bachelor of Science – Accounting from Brigham Young University. Mr. McDonnel is a Certified Public Accountant (inactive) in the State of California.

Philip Radmilovic served as the Company’s Chief Financial Officer from May 2018 to February 2019, and previously served as Company’s Corporate Controller from June 2017 to May 2018. Prior to joining the Company, from 2013 Mr. Radmilovic was a Finance Director - Regional Controller for Oracle America Inc. where he focused on Mergers & Acquisitions and Global Business Units. Prior to joining Oracle, Mr. Radmilovic was the Corporate Accounting Manager for Daegis Inc., a publicly traded software company. He joined Daegis in 2009 and had oversight of the all accounting, financial reporting, tax, and treasury functions. Prior to Daegis, Mr. Radmilovic was an Audit Manager for Ernst & Young. He is a Certified Public Accountant (inactive). Mr. Radmilovic received his Bachelors of Science, Business Administration with a focus in Corporate Financial Management graduating Summa Cum Laude from California State University, Chico. Philip Radmilovic resigned from his position with the Company, effective on February 22, 2019.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our the Named Executive Officers identified in the Summary Compensation Table, and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of our directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and Stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer, are subject to the annual review of the Board. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.
●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
●	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.
●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered.

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, our employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, the Board may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. The Board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of Sunworks’ Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by the Board in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2019, the Board approved all executive officer base salary decisions.

The Board determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We adopted a 401(k) Plan in 2016 and base salary is the only element of compensation that is used in determining the amount of employer contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

We have in prior years paid discretionary bonuses to our Named Executive Officers as approved by our Compensation Committee. On May 30, 2018, the Board approved a bonus plan for our management team for the fiscal year ending December 31, 2018. Pursuant to the bonus plan, Chuck Cargile, our Chief Executive Officer, would receive a target bonus of 50% of base salary, based on the achievement of certain performance metrics established by the Compensation Committee relating to gross profit, consolidated adjusted EBITDA, free cash flow and personal objectives. The performance metrics for 2018 were not achieved and, as a result, no bonus was paid to Mr. Cargile for 2018.

Equity Incentive Awards

In March 2016, the Board adopted the 2016 Plan and in June 2016, the stockholders adopted the same. The maximum number of shares of common stock that may be issued under the 2016 Plan is 542,858. The 2016 Plan is currently administered by our Compensation Committee. The 2016 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards to our officers, employees, and directors as well as consultants who are selected by the Compensation Committee to receive an award. No option shall be exercisable more than 10 years after the date of grant. No option granted under the 2016 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of descent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by the recipient.

Benefits and Prerequisites

We have limited benefits and perquisites for our employees other than health insurance, 401(k) and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We may confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Separation and Change in Control Arrangements

On September 26, 2017, we entered into a Change of Control Agreement with our Chief Executive Officer, Charles Cargile, and, on September 22, 2017, with Paul McDonnel, our Interim Chief Financial Officer, to provide each of the employees with certain severance benefits in the event the employee’s employment with us terminates under certain circumstances.

Pursuant to the Change of Control Agreements, if within three months prior to a change of control or twenty-four months after a change of control (the “Change of Control Period”), the employee’s employment terminates as a result of an involuntary termination or a resignation for good reason, then we have agreed, upon the terms and subject to the conditions of the Change of Control Agreements, to pay to the employees: (i) any accrued and unpaid base salary as of the date of the employment termination; (ii) any accrued and unpaid value of unused paid time off; (iii) any accrued reimbursement for expenses incurred by the employees prior to the termination of the employee; (iv) any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year; (v) severance payments to our Chief Executive Officer and to the employees as set forth in each respective Agreement; and (vi) health benefits for a period of twelve months to the employees, and eighteen months, to our Chief Executive Officer. In addition, the employee’s outstanding options, stock appreciation rights, restricted stock awards and other equity-based awards as of the date of termination of the employee shall immediately vest and become exercisable.

The table below estimates the current value of amounts payable in the event that a change in control occurred on December 31, 2019. The following table excludes certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the qualifying separation from our Company.

Name	Base Salary(1)	Annual Incentive Bonus(2)	Value of Stock Awards Accelerated(3)(4)	Value of Stock Options Accelerated(3)(5)
Charles Cargile	$600,000	-	$7,440	-
Paul McDonnel	$202,000	-	$-	-

(1)	Base salary is equal to 24 months of salary for Mr. Cargile and 12 months of salary for Mr. McDonnel.
(2)	As no annual bonus amount is guaranteed, this carried zero value as of December 31, 2019.
(3)	Based on the last sale price of our common stock as quoted on the NASDAQ Capital Market on December 31, 2019, which was $1.25 per share.
(4)	Based on 5,949 stock awards that were unvested at December 31, 2019.
(5)	As the stock value at December 31, 2019 is lower than the exercise price for all options that would be accelerated, there was no value associated with these.

Upon the terms and subject to the conditions of the Change of Control Agreements, if the employee’s employment with us terminates during the Change of Control Period other than as a result of an Involuntary Termination (as defined in the Change of Control Agreement) or a Resignation for Good Reason (as defined in the Change of Control Agreement), including termination due to employee’s disability or death, then the employee shall receive his accrued and unpaid base salary, any accrued and unpaid value of unused paid time off, any accrued reimbursement for expenses incurred and any accrued and unpaid cash incentive bonus with respect to the most recent fiscal year.

Employment Agreements

We have entered into employment agreements with our named executive officers as follows:

On March 29, 2017, we entered into an at-will employment agreement with our Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Cargile receives a base salary of $300,000 per year and a discretionary bonus, provided, however, beginning the fiscal year ending December 31, 2017, Mr. Cargile shall be entitled to a minimum bonus equal to 3% of our operating earnings but shall receive a bonus that is not less than the bonus paid to our next highest executive. The employment agreement also provides for a restricted stock grant of 71, 429 post-split shares (500,000 shares prior to the 1 for 7 reverse stock split in August 2019), one third of which shall vest on the one-year anniversary of the grant, and the balance of which shall vest in twenty-four equal monthly installments commencing on the one-year anniversary of the grant.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to our current and former executive officers and includes the most highly compensated officers other than our principal executive officer, our principal operating officer and our principal financial officer during the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total

Charles Cargile, Chief Executive	2019	$300,000	$-	$250,000	$27,700	-	-	-	$577,700
Officer	2018	300,000	-	250,000	54,400	-	-	-	604,400

Philip Radmilovic, Chief Financial	2019	$31,800	$-	$-	$700	-	-	-	$32,400
Officer (3)	2018	170,800	$16,000	-	5,800	-	-	-	192,600

Paul McDonnel, Interim Chief Financial	2019	$180,200	$-	$-	$11,400	-	-	-	$191,600
Officer (4)	2018	125,600	$-	-	18,300	-	-	-	143,900

(1)	The amount reflected in this column is the stock-based compensation cost recognized by the Company during fiscal years 2019 and 2018. The fair value of each restricted stock grant is estimated on the date of grant using the closing price of our common stock on the date of the grant as reported on the NASDAQ Capital Market.

(2)	The amount reflected in this column is the stock-based compensation cost recognized by the Company during fiscal years 2019 and 2018. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

(3)	Philip Radmilovic resigned from his position with the Company, effective on February 22, 2019.

(4)	Paul McDonnel served as Chief financial Officer until May 28, 2018 and then served as Treasurer until February 22, 2019, when he was appointed Interim Chief Financial Officer.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers outstanding as of December 31, 2019.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested		Market Value of Shares of Stock that Have not Vested

Charles Cargile	7,172	(3)	-	$20.16	9/1/21	5,949	(1)	$7,436	(4)
Chief Executive Officer	6,248	(2)	924	10.50	5/17/22	-		-
	3,026	(2)	2,688	7.63	5/30/23	-		-
	2,036	(2)	4,106	2.10	1/2/24	-		-

Philip Radmilovic(5)	-		-	-	-	-		-
Chief Financial Officer	-		-	-	-	-		-

Paul McDonnel	3,748	(2)	537	10.50	5/17/22	-		-
Interim Chief Financial Officer	387	(2)	2,684	3.07	8/9/24	-		-

(1)	On March 29, 2017, Mr. Cargile was granted 71,429 restricted shares of our common stock subject to the Sunworks, Inc. 2016 Equity Incentive Plan, (the “2016 Plan”). All shares issuable under the RSGA are valued as of the grant date at $10.50 per share. The restricted shares shall vest as follows: 23,810 of the restricted shares shall vest on the one (1) year anniversary of the effective date, and the balance, or 47,619 restricted shares, shall vest in twenty-four (24) equal monthly installments commencing on the one (1) year anniversary of the effective date.

(2)	Options granted pursuant to the 2016 Plan and vest at the rate of 1/36th per month.

(3)	Options granted pursuant to the 2016 Plan and vest at the rate of 1/24th per month.

(4)	Based on the closing price of the Company’s common stock on the NASDAQ Capital Market on December 31, 2019, which was $1.25 per share.

(5)	Philip Radmilovic resigned from his position with the Company, effective on February 22, 2019.

Restricted Stock

We entered into a Restricted Stock Grant Agreement (“RSGA”) with our Chief Executive Officer, Charles Cargile, effective March 29, 2017, which is subject to the 2016 Plan. All shares issuable under the RSGA are valued as of the grant date at $10.50 per share. The RSGA provides for the issuance of up to 71,429 shares of our common stock. The restricted shares shall vest as follows: 23,810 of the restricted shares shall vest on the one (1) year anniversary of the effective date, and the balance, or 47,619 restricted shares, shall vest in twenty-four (24) equal monthly installments commencing on the one (1) year anniversary of the effective date.

Director Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during the fiscal year ended December 31, 2019:

Director Compensation

Name	Fees earned or cash paid	Stock Awards	Option Awards	All other compensation	Total

Rhone Resch	$36,000	-	3,571	$-	$39,571
Daniel Gross	$36,000	-	3,571	$-	$39,571
Stanley Speer	$36,000	-	3,571	$-	$39,571
Joshua Schechter (1)	$36,000	-	3,571	$-	$39,571
Judith Hall (2)	$9,000	-	7,143	$-	$16,143

(1)	Resigned from our Board and from the role of Chairman effective January 27, 2020.
(2)	Appointed as a member of our Board effective October 1, 2019.

The compensation paid to non-employee Board members is $3,000 per month. Option awards granted to our directors pursuant to the 2016 Plan vest in one month increments over a one-year to three-year period. Directors may also be reimbursed their expenses for traveling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with our business.

As of December 31, 2019, there are no other cash compensation arrangements in place for members of the Board acting as such.

PROPOSAL 3:

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REDUCE THE AMOUNT OF SHARES OF AUTHORIZED COMMON STOCK TO 50,000,000

General

Our Certificate of Incorporation, as amended (the “Certificate”) currently authorizes us to issue a total of 200,000,000 shares of common stock and 5,000,000 shares of preferred stock. Our Board has approved, and is seeking stockholder approval of, an amendment to the Certificate (the “Authorized Shares Amendment”) to implement a reduction in the number of shares of authorized common stock from 200,000,000 shares to 50,000,000. As of the Record Date, we had 16,628,992 shares issued and outstanding. No other changes to the Certificate are being proposed, and the Authorized Shares Amendment will not modify the number of shares held by, or the rights of, existing stockholders.

Purpose of the Amendment and Restatement

Our Board’s primary reason for approving the Authorized Shares Amendment is to reduce the amount of our annual franchise tax in the State of Delaware, while still maintaining a sufficient number of authorized shares to permit us to act promptly with respect to future financings, acquisitions, additional issuances, and for other corporate purposes. Each year, we are required to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of stock we are authorized to issue. Therefore, the amount of this tax will be decreased if we reduce the number of authorized shares of our common stock.

Effects of the Amendment and Restatement

If the proposed Authorized Shares Amendment is approved, the number of authorized shares of our common stock will be reduced to 50,000,000. The Authorized Shares Amendment will not change the par value of the shares of our common stock, affect the number of shares of our common stock that are outstanding, or affect the legal rights or privileges of holders of existing shares of common stock. The reduction will not have any effect on any outstanding equity incentive awards to purchase our common stock.

The proposed decrease in the number of authorized shares of common stock could have adverse effects on us. Our Board will have less flexibility to issue shares of common stock, including in connection with a potential merger or acquisition, stock dividend or follow on offering. In the event that our Board determines that it would be in our best interest to issue a number of shares of common stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized common stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our Board believes that these potential risks are outweighed by the anticipated benefits of reducing our Delaware franchise tax obligations.

The full text of the proposed Authorized Shares Amendment is attached to this proxy statement as Appendix A.

Effective Date

If our stockholders approve the proposed Authorized Shares Amendment, it will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve the proposed amendment, our Board reserves the right to elect not to proceed with the amendment if, at any time prior to filing the amendment, our Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Authorized Shares Amendment.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REDUCE THE AMOUNT OF SHARES OF AUTHORIZED COMMON STOCK TO 50,000,000.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ Charles Cargile
Charles Cargile
Chairman

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SUNWORKS, INC.,

a Delaware corporation

Sunworks, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify that:

FIRST: The name of the corporation is Sunworks, Inc. (the “Corporation”)

SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this “Certificate of Amendment”).

THIRD: Upon the effectiveness of this Certificate of Amendment, Section A of Article FOURTH of the Certificate of Incorporation is hereby amended to read as follows:

“A. CAPITALIZATION. The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Fifty Five Million (55,000,000) shares, consisting of (a) Fifty Million (50,000,000) shares of Common Stock, par value $0.001 per share (“Common Stock”), and (b) Five Million (5,000,000) shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).”

FOURTH: This Certificate of Amendment has been duly approved by the Board of Directors in accordance with the applicable provisions of Section 242 of the Delaware General Corporation Law.

FIFTH: This Certificate of Amendment has been duly approved by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 of the Delaware General Corporation Law.

SIXTH: This Certificate of Amendment will be effective at [●] a.m./p.m. Eastern Time on [●], 2020.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this [●] day of [●], 2020.

Sunworks, Inc.

By:	/s/ Charles F. Cargile
Charles F. Cargile
Chief Executive Officer